UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 20, 2011

CELSION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15911	52-1256615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10220-L Old Columbia Road, Columbia, Maryland 21046-2364

(Address of Principal Executive Offices)         (Zip Code)

(410) 290-5390

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On July 20, 2011, Celsion Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Registered Direct Purchase Agreement”) between the Company and certain institutional investors (the “Registered Offering Purchasers”). Pursuant to the Registered Direct Purchase Agreement, the Company agreed to issue in a registered offering 3,047,682 shares of its common stock and warrants (the “RD Warrants”) to purchase up to 914,305 shares of its common stock. The Registered Direct Purchase Agreement provides that the securities will be sold in units at a price of $4.2575 per unit, with each unit consisting of one share of the Company’s common stock and a warrant to purchase 0.30 shares of the Company’s common stock, for an aggregate registered offering price of $12,975,506 (the “Registered Offering”).

On July 20, 2011, the Company entered into a Purchase Agreement (the “Private Placement Purchase Agreement” and, together with the Registered Direct Purchase Agreement, the “Agreements”) under which the Company agreed to enter into a private placement with other accredited institutional investors, Dr. Max E. Link, who is the Chairman of the Company’s Board of Directors, and an accredited institutional investor affiliated with Dr. Augustine Chow, another member of the Company’s Board of Directors (collectively, the “Private Offering Purchasers”). Pursuant to the Private Placement Purchase Agreement, the Company agreed to issue 1,281,031 shares of its common stock and warrants (the “Private Placement Warrants”) to purchase up to 512,412 shares of its common stock. The Private Placement Purchase Agreement provides that the securities will be sold in units at a price of $4.27 per unit, with each unit consisting of one share of the Company’s common stock and a warrant to purchase 0.40 shares of the Company’s common stock, for an aggregate private offering price of $5,469,998 (the “Private Offering,” collectively with the Registered Offering, the “Offerings”).

In the Offerings, each warrant to purchase shares of the Company’s common stock will have an exercise price of $4.22 per share, for total potential additional proceeds to the Company of up to approximately $6 million upon exercise of the warrants. The warrants in the Offerings are immediately exercisable for cash or, solely in the absence of an effective registration statement, by net exercise and will expire five years from the date of issuance. Forms of the RD Warrants and the Private Placement Warrants are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated herein by reference.

The Agreements contain customary representations, warranties, and indemnification by the Company. Forms of the Registered Direct Purchase Agreement and the Private Placement Purchase Agreement are attached hereto as Exhibit 10.1 and 10.2, respectively, and incorporated herein by reference.

Concurrent with the issuance and sale of the Private Offering common stock and warrants, the Company also entered into a Registration Rights Agreement with the Private Offering Purchasers (the “Registration Rights Agreement”) that requires the Company to file a registration statement with the Securities and Exchange Commission covering the resale by the Private Offering Purchasers of the common stock issued in the Private Offering and the shares of common stock issuable upon exercise of the warrants issued in the Private Offering. A form of the Registration Rights Agreement is filed herewith as Exhibit 10.3 and incorporated herein by reference.

The offer and sale of the Company’s common stock issued in the Registered Offering and the shares of common stock issuable upon exercise of the warrants issued in the Registered Offering are registered under the Securities Act of 1933, as amended (the “Securities Act”), on a registration statement on Form S-3 (File No. 333-158402), as supplemented and amended by the prospectus supplement filed with the Securities and Exchange Commission on July 25, 2011.

On July 21, 2011, the Company entered into an amendment to the June 30, 2011 engagement letter by and between the Company and Rodman & Renshaw, LLC (the “Amendment to the Engagement Letter”).  Pursuant to the Amendment to the Engagement Letter, Rodman & Renshaw, LLC will receive, for serving as placement agent in the Offerings, aggregate fees of $1,204,572 in addition to, as provided in the engagement letter, reimbursement of up to $80,305 of expenses incurred by it in connection with the Offerings. A copy of the Amendment to the Engagement Letter is attached hereto as Exhibit 1.1 and incorporated by reference herein.

The above descriptions of the Registered Direct Purchase Agreement, the Private Placement Purchase Agreement, the RD Warrants, the Private Placement Warrants, the Registration Rights Agreement, and the Amendment to the Engagement Letter are qualified in their entirety by reference to Exhibits 10.1, 10.2, 4.1, 4.2, 10.3, and 1.1 attached hereto, respectively.

A copy of the opinion of O’Melveny & Myers LLP relating to the legality of the shares of the Company’s common stock and the warrants issued in the Registered Offering is attached hereto as Exhibit 5.1. A copy of the consent of Stegman & Company, independent registered public accounting firm for the Company, is attached hereto as Exhibit 23.2.

Item 3.02               Unregistered Sales of Equity Securities

Please see the disclosure set forth under “Item 1.01 Entry into a Material Definitive Agreement” which is incorporated by reference into this Item 3.02.

The purchase and issuance of securities in the Offerings were completed on July 25, 2011.

In connection with the Private Offering, the Company will pay $355,725 to Rodman & Renshaw, LLC for serving as placement agent in the Private Offering and $14,000 to Dominick & Dominick LLC in relation to the participation of a certain investor. The Company will also reimburse certain fees and expenses of the payees.

The securities issued in the Private Offering as described above have not been registered under the Securities Act of 1933, as amended, and were made pursuant to the exemptions from registration provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D and/or Regulation S promulgated thereunder. The shares issued or issuable thereunder are restricted in accordance with Rule 144 under the Securities Act of 1933. The issuances and the potential issuances did not involve any public offering; the Company made no solicitation in connection with the private placement other than communications with the purchasers; the Company obtained representations from the purchasers regarding their investment intent, knowledge and experience; the purchasers either received or had access to adequate information about the Company in order to make informed investment decisions; the Company reasonably believed that the purchasers are capable of evaluating the merits and risks of their investment; and the shares issued or potentially issuable thereunder were issued or are issuable with restricted securities legends.

This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security. The shares have not been registered under the Securities Act of 1933 or applicable state securities laws and may not be offered or sold in the United States or any state thereof absent registration under the Securities Act and applicable state securities laws or an applicable exemption from registration requirements. As part of the Private Offering, the Company has agreed to file a registration statement covering the resale of the shares of common stock issued in the Private Offering and the shares of common stock issuable upon exercise of the warrants issued in the Private Offering.

Item 3.03               Material Modifications to Rights of Security Holders.

Pursuant to the Company’s Certificate of Designation for the 8% Series A Redeemable Convertible Preferred Stock, the Registered Offering, which closed on July 25, 2011, triggers the mandatory conversion of all outstanding 8% Series A Redeemable Convertible Preferred Stock to common stock after the Company has notified the holders of the Company’s preferred stock of the conversion. As of July 19, 2011, 839 shares of 8% Series A Redeemable Convertible Preferred Stock were outstanding, which are convertible into 349,582 shares of our common stock. No other shares of preferred stock were outstanding.

Item 7.01               Regulation FD Disclosure.

A copy of the Company’s press release, entitled “Celsion Corporation Announces Closing of $18.4 Million in Financing,” is furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 hereto. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01               Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           Exhibits

Exhibit Number	Description

1.1	Amendment to the Engagement Letter, dated July 21, 2011, by and between Celsion Corporation and Rodman & Renshaw, LLP.

4.1	Form of Common Stock Purchase Warrant.

4.2	Form of Warrant to Purchase Common Stock.

5.1	Opinion of O’Melveny & Myers LL P.

10.1	Form of Securities Purchase Agreement, dated July 20, 2011, by and between Celsion Corporation and the Registered Offering Purchasers.

10.2	Form of Purchase Agreement, dated July 20, 2011, by and among Celsion Corporation and the Private Offering Purchasers.

10.3	Form of Registration Rights Agreement.

23.1	Consent of O’Melveny & Myers LLP ( included in Exhibit 5.1).

23.2	Consent of Stegman & Company, independent registered public accounting firm for the Company.

99.1	Press Release, dated July 25, 2011, entitled “Celsion Corporation Announces Closing of $18.4 Million in Financing .”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Dated: July 25, 2011	By:	/s/ Gregory Weaver
Gregory Weaver
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Amendment to the Engagement Letter, dated July 21, 2011, by and between Celsion Corporation and Rodman & Renshaw, LLP.
4.1	Form of Common Stock Purchase Warrant.
4.2	Form of Warrant to Purchase Common Stock.
5.1	Opinion of O’Melveny & Myers LLP.
10.1	Form of Securities Purchase Agreement, dated July 20, 2011, by and between Celsion Corporation and the Registered Offering Purchasers.
10.2	Form of Purchase Agreement, dated July 20, 2011, by and among Celsion Corporation and the Private Offering Purchasers
10.3	Form of Registration Rights Agreement.
23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1).
23.2	Consent of Stegman & Company, independent registered public accounting firm for the Company
99.1	Press Release, dated July 25, 2011, entitled “Celsion Corporation Announces Closing of $18.4 Million in Financing.”